EXHIBIT 10(b)
                     AGREEMENT FOR SALE AND
                     PURCHASE OF REAL ESTATE

     This Agreement is made and entered into this 10th day of October, 1996 by and between LINCOLN SNACKS COMPANY, a Delaware corporation, ("Seller") and DONALD W. LINSCOTT ("Buyer").

     In consideration of the mutual covenants contained herein, the parties agree as follows:

     1. Property. Seller hereby agree to sell and convey to Buyer and Buyer hereby agrees to purchase from Seller upon the terms and conditions set forth in this Agreement, the following described real estate in Lancaster County, Nebraska:

     Lots 1 and 2, Block 3, Lincoln Industrial Park South, Lincoln, Lancaster County, Nebraska ("Property").

     2. Purchase Price. Buyer agrees to pay Seller the total sum of Three Hundred Seventy Five Thousand Dollars ($375,000), payable in full in collected funds at Closing, as defined below.

     3. Conditions Precedent for Buyer. Buyer's obligation to purchase the Property and to pay the Purchase Price are subject to the following conditions precedent having been satisfied at or prior to the Closing:

          (a) Buyer's receipt of commitments for an owners and lenders A.L.T.A. policy of title insurance issued by State Title Services, Inc., Lincoln, Nebraska ("Title Company") as agent, pursuant to which Title Company agrees to insure good and marketable fee simple title to the Property, free and clear of all liens and encumbrances but subject to easements and restrictions of record which will not materially adversely effect Buyer's intended use of the Property to lease to Seller, in Buyer's sole judgment, and subject to the general exceptions to the title policy. The title policy shall be in the name of Buyer for the full amount of the Purchase Price (or of the loan, as appropriate) upon delivery of a special warranty deed to Buyer from Seller (with the warranty limited to claims of persons holding by, through, or under Seller). The cost of the owner's title insurance premium shall be divided equally between the parties. The cost for the lender's title insurance premium and any endorsements shall be paid by Buyer.

          (b) Buyer and Seller shall have entered into a Lease for the Property substantially in the form attached hereto as Exhibit 1.

          (c) Buyer shall have exercised its option to purchase, and shall have closed on the purchase of, Lot 3, Block 3, Lincoln Industrial Park South, Lincoln, Nebraska.

          (d) Buyer shall have obtained a financing commitment for 80% of the Purchase Price on commercially reasonable terms.

     4. Taxes. Seller shall pay 1995 and all prior years taxes and all special assessments levied against the Property to the date of Closing. Taxes for 1996 shall be prorated to date of Closing.

     5. Closing. Closing shall be held on October 10, 1996, at the offices of Title Company, 1023 Lincoln Mall, Lincoln, Nebraska 68508, or at such other time and place as the parties may mutually agree in writing ("Closing"). At closing, adjustments shall be made as necessary for unpaid taxes, balances due upon any special assessments, title insurance premiums, the closing agent's fee as described in this Agreement, filing fees (payable by Buyer), documentary stamps (payable by Seller), and other appropriate adjustments. The parties agree to close the transaction through Title Company, and the parties shall each pay 1/2 of the closing agent's fee.

     6. Possession and Risk of Loss. Possession of the Property shall be delivered at Closing. Until Closing, Seller shall bear all risk of loss to the Property.

     7. Seller Warranties. In addition to the representations and warranties contained elsewhere in this Agreement, Seller hereby represents and warrants to Buyer, as of the date of this Agreement and as of the
Closing:

          (a) The Seller has not granted any right of first refusal or option to acquire fee title or any title interest to the Property or any portion thereof or interest therein.

          (b) Seller has the lawful right, power, authority and capacity to consummate the transaction contemplated by this Agreement. The execution and delivery of this Agreement and Closing does not violate any contract, agreement, or any instrument to which Seller is a party, any judicial order or judgement of any nature by which Seller is bound.

          (c) The Property is not the subject of a listing agreement and there are no brokerage or other real estate commissions due and owing as a result of this Agreement.

     The representations and warranties contained in this section shall survive the Closing and remain in full force and effect.

     8. Removal of Rail Trackage. Seller, at Seller's expense, shall remove all rail trackage presently located at the far east side of the Property. This shall be accomplished on or before October 30, 1996.

     9.   Assignment.    Buyer may assign this Agreement to an entity in
which Buyer is a principal, partner, member, shareholder or otherwise the holder of an ownership interest; provided that such assignment shall not relieve Buyer from his liabilities and obligations hereunder.

     10. Disclosure. Seller is hereby notified that the Buyer herein holds a Nebraska Real Estate license.

     11. Environmental Matters. Seller has no actual knowledge that the Property is not in compliance with applicable environmental laws. Seller hereby agrees to indemnify and hold Buyer harmless from and against all claims, damages, liabilities, actions, causes of action and the like to which Buyer may be subjected to as a result of any environmental condition existing at the Property as of the Closing. Likewise, Buyer hereby agrees to indemnify and hold Seller harmless from and against all claims, damages, liabilities, actions, causes of action and the like to which Seller may be subjected to as a result of any environmental condition which is created or exacerbated at the Property after the Closing by any person other than Seller. These indemnification and hold harmless agreements shall survive the Closing.

     12. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     13. Nebraska Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Nebraska.

     14. Personal Inspection. This Agreement is based upon Buyer's personal inspection of the Property, and Seller makes no representations or warranties whatsoever with respect to the Property other than as set forth in paragraph 7 above and in the Special Warranty Deed to be delivered at Closing. Except for said representations and warranties, Buyer is taking the Property "as is."

     15. Default. In the event of a default or breach hereunder by either party, the other party may pursue such legal and equitable remedies as may be available to the non-breaching party, including but not limited to actions for specific performance and/or money damages.


     In witness whereof, the parties have executed this Agreement as of the dates set forth below.

                         SELLER:
                         LINCOLN SNACKS COMPANY, a Delaware corporation

                         By:       /s/ Richard S. Kirk, Jr.
                              Its  Executive Vice President and
                                     Chief Operating Officer


                         and By:   /s/ Kristine A. Crabs
                              Its  Chief Financial Officer


                         BUYER:

                         DONALD W. LINSCOTT

                         /s/ Donald W. Linscott
                         Donald W. Linscott

STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )

     The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Richard S. Kirk, Jr., the Executive Vice President and Chief Operating Officer of LINCOLN SNACKS COMPANY, a Delaware corporation, on behalf of the corporation.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98



STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )

     The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Kristine A. Crabs, the Chief Financial Officer of LINCOLN SNACKS COMPANY, a Delaware corporation, on behalf of the corporation.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98



STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )


         The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Donald W. Linscott.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98

                              LEASE

THIS LEASE made and entered into this 10th day of October, 1996, by and between DONALD W. LINSCOTT, hereinafter called "Lessor", and LINCOLN SNACKS COMPANY, a Delaware corporation, hereinafter called "Lessee".

                              TERMS

     1. PREMISES LEASED: Subject to the terms and conditions herein contained, the Lessor hereby leases to the Lessee and Lessee hereby leases from Lessor the following described property:

     50,000 square feet of space in the to-be-constructed commercial building comprising an estimated 87,040 square feet ("Building"), plus the surrounding area as all shown on the site plan attached hereto as Exhibit A (said 50,000 square feet and said surrounding area are hereinafter sometimes collectively referred to as, the "Premises") to be located upon Lots 1 and 2, Block 3, Lincoln Industrial Park South, Lincoln, Lancaster County, Nebraska ("Property"). A map of Lincoln Industrial Park South is attached hereto as Exhibit B.

     2. CONSTRUCTION OF COMMERCIAL BUILDING: Lessor agrees to cause to be constructed on the Property certain improvements including a commercial building to be used as a warehousing and distribution facility ("Improvements"). The Improvements shall include: (i) an above ground tunnel connecting the Building to the adjacent building to the north located on Lot 8, Block 5, Lincoln Industrial Park, which is owned by Lessee ("Lessee's Adjacent Property"); (ii) 24' clear structure height; (iii) three dock doors; and (iv) heating and air conditioning. The Improvements shall be constructed pursuant to certain plans ("Plans"), copies of which are attached hereto as Exhibit C, and general specifications ("Specs") attached hereto as Exhibit D, which Plans and Specs have been agreed to by both parties. No modifications shall be made to the Plans and Specs except by written change order pursuant to paragraph 28 of this Lease. Lessor agrees to complete the Building in full compliance with the Plans and Specs so that it is ready for occupancy by Lessee on or before June 1, 1997.

     3. TERM:   The term of this lease shall be ten (10) years from the
later of June 1, 1997, or the first day of the month when the Building is completed in full compliance with the Plans and Specs and ready for occupancy by Lessee (the "Commencement Date"), unless sooner terminated as hereinafter provided, and subject to extension per the renewal options herein below. As used herein, the word "term" means the original ten (10) year term and all extended term(s) per exercise of the renewal options.

     Both the term and rent payments under this Lease shall start on the Commencement Date. In the event Lessee shall take possession of the Premises on a day other than the first day of the month, then rent shall be immediately paid for such fractional month prorated on the basis of a thirty
(30) day month. The ten-year term of the Lease shall be computed from the Commencement Date.

     4. RENTAL:

     4.1 Base Rental: For the term of this Lease, Lessee shall pay to Lessor basic rent in the aggregate amount of $2,525,000, payable in monthly installments as set forth below, in advance on the first day of each month throughout the term of this Lease.

                     Building Portion   Building Portion          Monthly Rent
     Lease Years         Total Sq.Ft.        Rent/Sq.Ft.   for entire Premises
     -------------   ----------------   ----------------   -------------------
     1 through 5              50,000              $4.80             $20,000.00
     6 through 10             50,000              $5.30             $22,083.33


     If the monthly rental as established herein is not received by Lessor on or before the 15th day of each calendar month, Lessee agrees to pay the Lessor a late charge of five percent (5%), or such amount as applicable law may allow, on each monthly rental received after the 15th day of the month.

     4.2 Adjustments to Rent: In the event the Building is not completed in full compliance with the Plans and Specs or is not ready for occupancy by June 1, 1997, then Lessor shall provide Lessee with a rental credit of $20,000.00 for each full or partial month from and including June, 1997, during which such situation exists. Additionally, irrespective of the Commencement Date, Lessor agrees that Lessee shall receive a further rental credit in the amount of 50% of the payments Lessee makes to Campbell Properties with respect to its lease of property at 1901 Pioneers Boulevard, Lincoln, Nebraska, from and including July, 1997, until the termination of such lease with Campbell Properties.

     5. REPAIR AND MAINTENANCE:

     5.1 Maintenance and Repairs by Lessor: Lessor, at its sole cost and expense and subject to the provisions of Section 5.2, shall perform during the term of this Lease all necessary replacements, maintenance, and repairs with respect to all of the following portions of the
     Premises:

          (A) The structure and exterior of Lessor's building including, without limitation, the roof and roof membrane, walls, floors, foundations, supports, roof vents, drains and downspouts;

          (B) The substructure, all periodic repaving and any patching and pothole maintenance of the yard, parking, drive and other hard-surfaced areas of the Premises, together with curbs and walkways; and

          (C) The mechanical and utility systems serving the Premises, including without limitation, heating, ventilating, air conditioning, lighting, electrical, plumbing, gas, water supply, sanitary sewers and septic systems, storm sewers and storm water drainage systems, and sprinkler systems (sometimes collectively referred to herein as the "Mechanical and Utility Systems"), windows, doors, and overhead doors. To the extent that the costs of replacing, maintaining, and/or repairing the same shall exceed One Thousand Dollars ($1,000) for any item or event or the aggregate costs of replacing, repairing and/or maintaining said items shall exceed Five Thousand Dollars ($5,000) for any twelve (12) month period of the term of this Lease, the Lessee shall be responsible for all such costs up to and including such threshold amounts and shall undertake such repairs when such costs are estimated to not exceed such threshold limits and Lessor shall undertake such maintenance and repairs in all other situations, and the parties shall bill and reimburse each other on the basis of such thresholds and undertakings and actual costs. If Lessor fails to perform its maintenance, replacement, and/or repair obligations within fifteen (15) days after Lessor's receipt from Lessee of notice of the need therefor, then Lessee shall have the right upon three (3) business days notice to Lessor to perform all or part of such maintenance and repairs at the sole cost and expense of Lessor, and Lessor shall reimburse Lessee for such reasonable cost and expenses within thirty (30) days after Lessee's delivery to Lessor of an invoice therefor.

     5.2 Maintenance and Repairs by Lessee: Lessee, at its sole costs and expense, during the term of this Lease shall keep the Premises in a clean and orderly condition, shall mow the landscaped areas of the Premises and remove snow, as necessary, from the parking, yard and drive areas of the Premises, shall perform all maintenance and repair to the Premises occasioned by Lessee's negligence or misconduct, and shall perform those maintenance and repairs and bear those threshold costs with respect to those items set forth in Section 5.1(C). If Lessee fails to perform its maintenance and repair obligations within fifteen (15) days after Lessor's delivery to Lessee of notice of the need therefor, then Lessor shall have the right upon three (3) business days notice to Lessee to perform all or part of such maintenance and repairs at the sole cost and expense of Lessee, and Lessee shall reimburse Lessor for such cost and expenses within thirty
     (30) days after Lessor's delivery to Lessee of an invoice therefor.

     6. ADDITIONAL RENT: Lessee hereby covenants and agrees to pay the basic rent hereby reserved as and when due, and also all sums of money, charges and other amounts required to be paid by Lessee, either to Lessor or to another person, under this lease which charges or amounts shall be considered "rent" in addition to the rent provided for herein.

     7. UTILITIES: Except as shown on the Plans and Specs, Lessor shall not be required to furnish to the Lessee any utility connections or services of any kind. The Lessee shall pay all charges for all utilities, including gas, electricity, light, heat, power, water, sewer, cable and telephone, used or supplied upon or in connection with the Premises and shall indemnify the Lessor against any liability on account thereof.

     8. EASEMENTS: The parties acknowledge and agree that the Premises will be subject to the attached easements and all existing easements of record, and no other easements.

     9. CONDITION OF PREMISES: Provided Lessor and Lessee then agree on the condition of the Premises and effect of acceptance, Lessee and Lessor shall enter into an Addendum to this Lease, in the form attached hereto, concerning condition of and Lessee's acceptance of the Premises upon Lessee's taking possession of the Premises upon completion of construction and at the Commencement Date.

     10. RESTRICTIONS ON ASSIGNMENT, SUBLETTING:

     10.1 By Lessee.     Lessee agrees not to assign or in any manner
     transfer this Lease or any estate or interest therein without the previous written consent of Lessor which consent shall not be unreasonably withheld or delayed; and, not to sublet the Premises or any part or parts thereof or allow anyone to come in with, through or under Lessee without like consent. Consent by the Lessor to one assignment of this Lease or to one subletting or to any other occupancy of said Premises shall not operate to exhaust the Lessor's right hereunder.

     10.2 By Lessor. Lessor intends to assign this Lease to South Industrial Park LLC, a Nebraska limited liability company having as members Pine Lake Partners, L.L.C., Lin-Keo Investment Co., L.L.C., Sam Sampson, and Boyd Batterman. Notwithstanding such assignment, Donald W. Linscott as the original Lessor shall remain responsible for his liabilities and obligations which arise hereunder during the period of one year after the Commencement Date. Thereafter, this Lease shall be freely assignable by Lessor to the purchaser in a sale of the Property in an arms length transaction where the purchaser assumes in writing the Landlord's obligations hereunder for the benefit of Tenant, and the effect of any such assignment shall be to release the assignor from liabilities and obligations arising hereunder from and after the date of such assignment.

     11. RESTRICTIONS ON USE: The Lessee shall use and occupy the Premises for a warehousing and distribution facility related purposes, and for and no other purpose. Lessor represents and warrants that upon completion of the Building in accordance with the Plans and Specs Lessee's use of the Premises as a warehousing and distribution facility for its business will not violate or conflict with any existing zoning laws, covenants, parking requirements, or other governmental restrictions with respect to the Premises, as completed. The Lessee shall not use the Premises nor permit them to be used for any unlawful business or purpose whatsoever. Lessee shall not keep or store in or about the Premises anything which will increase the rate of insurance on the Building, nor permit any change in occupancy or any transfer of this Lease by operation of law or otherwise, nor make any alterations, additions or improvements, without the written consent of the Lessor first obtained. Lessee will not invalidate any policies of insurance now or hereafter in force with respect to said Building and will pay all extra insurance premiums if any, required on account of extra risk caused by the Lessee's use of the Premises. Lessor is aware of the nature of Lessee's business and contemplated use of the Premises and the insurance has been calculated accordingly, and the business and contemplated use will not result in any extra insurance premiums to be paid by Lessee. Any construction, remodeling, additions, improvements or fixtures, except movable office furniture and trade fixtures, shall be made or installed by the Lessee upon the Premises only after the Lessor has given written consent hereto which shall not be unreasonably withheld or delayed, and may be removed by Lessee upon termination of this Lease provided Lessee can remove the same without damaging the Premises or, if damage results, Lessee repairs such damage at its sole cost. Lessee agrees to pay promptly for any work done or material furnished in or about the Premises and not to suffer or permit any lien to attach to the Premises and Lessee further agrees to cause any such lien or any claims therefor to be released promptly; provided, however, that in the event Lessee contests any such claim, Lessee may withhold payment and allow a lien to attach provided Lessee agrees to indemnify and secure Lessor to Lessor's satisfaction. Notice is hereby given that no construction or other liens sought to be taken or attached to the Premises or the Building of which the Premises is a part shall in any manner affect the right, title or interest of the Lessor therein, and that Lessee shall have no authority from Lessor to permit or create any such lien. No items of any kind shall be stored or left for any period of time outside of the confines of the Premises without the prior written consent of Lessor. Lessee shall maintain a constant temperature of no less than 35 degrees Fahrenheit in the Premises.

     Hazardous Substances: The term "Hazardous Substances" as used in this Lease, shall mean pollutants, containments, toxic or hazardous wastes or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any federal, state or local law or ordinance relating to pollution or the protection of the environment. Lessee hereby agrees that
(i) no activity will be conducted on the Premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business ( the "Permitted Activities"), provided said Permitted Activities are conducted in accordance with all Environmental Laws; (ii) the Premises will not be used in any manner for the storage of any Hazardous Substances, except for the storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and (iii) Lessee will not permit any Hazardous Substances to be brought onto the Premises, except for Permitted Materials, and if so brought, the same be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If, at any time during or after the term of this Lease, the Premises is found to have been so contaminated by Lessee or subjected to any of said conditions created by Lessee, then Lessee shall indemnify, defend, and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature, including reasonable attorneys' fees, arising from or as a result of such conditions or use of the Premises by Lessee. If at any time during or after the term of this Lease the Premises is found to have been contaminated by the acts and/or omissions of Lessor, Lessor's agents, Lessor's other tenants, and/or any third party, or if any existing environmental condition is worsened through the acts and/or omissions of Lessor, Lessor's Agents, Lessor's other tenants, and/or any third party, then and in any such event Lessor shall indemnify, defend, and hold Lessee harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature, including reasonable attorneys' fees, arising from or as a result of such contamination and/or environmental condition. The foregoing indemnifications and warranties shall survive the termination or expiration of this Lease.

     12. COMPLIANCE WITH LAW: After its initial occupancy of the Premises, the Lessee shall accomplish any remodeling with respect to the Premises (including any plans relating thereto), and shall operate its business in a manner which shall be in compliance with all applicable laws, ordinances, rules and regulations of the city, county, state and federal government and any department thereof, will not permit the Premises to be used for any unlawful purpose, and will protect the Lessor and save Lessor and the Premises harmless from any and all fines and penalties that may result from or be due to any breach by Lessee of the foregoing which result in any infractions of or non-compliance with such laws, ordinances, rules and regulations. Lessor represents and warrants to Lessee that upon the Commencement Date the Building and the Premises shall be in compliance with all applicable laws, ordinances, rules and regulations of the city, county, state and federal government and any department thereof and the Building and the Premises may be used by Lessee for the purposes stated in paragraph 11 above, and Lessor hereby agrees to protect the Lessee and save Lessee harmless from any and all fines and penalties that may result from or be due to any breach by Lessor of the foregoing which result in any infractions of or non-compliance with such laws, ordinances, rules and regulations.

     13. TERMINATION PRIVILEGES UPON DAMAGE BY FIRE OR OTHER CASUALTY: In case the Premises, or any part thereof, shall at any time be destroyed or damaged by fire or other casualty, without the fault of the Lessee, so that the same shall be unfit for use or occupancy, then the rent hereby reserved, or a fair and just proportion thereof, according to the nature and extent of the damage sustained in loss of use or occupancy, shall be suspended, cease to be payable and so continue until the Premises shall be rebuilt or made fit for use and occupancy. If such damage to the Premises or to the building in which the Premises are situated is to the extent of fifty percent (50%) or more, or, if in the judgment of either the Lessor or Lessee, the Premises have been damaged to the extent that they can no longer be utilized as an integrated whole, then this Lease may be terminated at the election of either the Lessor or the Lessee, notice of which election, if exercised, shall be given to the other party in writing within forty-five (45) days from the date of casualty. In the event that the building on the Premises is totally destroyed or work to put the Premises in tenantable condition is not commenced within forty-five (45) days from the time of such damage and continued thereafter, with reasonable diligence, all things being considered, then this Lease may be terminated at the election of the Lessee, notice of which election, if exercised, must be given in writing within ninety (90) days from the date of casualty or at any time thereafter during the period of repair if the work to put the Premises in tenantable condition is not being pursued with reasonable diligence.

     14.  INSURANCE:

     14.1 Lessor shall maintain, at Lessee's expense, at all times during the term of this Lease, fire and extended coverage insurance on the Building and improvements on the Premises in an amount adequate to cover the cost of replacement, as determined from time to time by Lessor and Lessee, in the event of loss. Lessee shall pay such insurance premium within ten (10) days after demand therefor by Lessor. A copy of an invoice from the insurance company shall be sufficient evidence of the amount of any such premium.

     14.2 During the term of this lease, the Lessee shall, at its own expense and with a company satisfactory to Lessor, provide and maintain in full force and effect an insurance policy or policies protecting the Lessor and Lessee and their officers and employees against any loss, liability or expense from personal injury, death, property damage or otherwise arising or occurring upon or in connection with the Premises or by reason of the Lessee's operations upon or occupancy of the Premises, whether the same occurs or the cause arises on or off the Premises. The Lessor shall be an additional insured under such policy or policies. Such insurance shall be written by responsible insurance companies satisfactory to the Lessor and shall be in an amount not less than $500,000 for injuries to any one person, not less than $1,000,000 for injuries to more than one person arising out of any one accident or occurrence, and not less than $100,000 for damage to property. Certificates of insurance showing compliance with the foregoing requirements shall be furnished by the Lessee to the Lessor upon Lessor's request. Such certificates shall state that policies will not be canceled nor altered without at least ten (10) days prior written notice to the Lessor.

     15. DENIAL OF SUBROGATION RIGHTS: Neither the Lessor nor the Lessee shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the Premises or the adjoining property, or in any manner growing out of or connected with the Lessee's use and occupancy of the Premises, or the condition thereof, or of the adjoining property, whether or not caused by the negligence or other fault of the Lessor or the Lessee or of their respective agents, employees, subtenants licensees or assignees; provided, however that this release shall apply only to the extent that such business interruption, loss or damage to property or injury to or death of persons is covered by insurance, regardless of whether such insurance is payable to or protects the Lessor or the Lessee or both. Nothing in this paragraph shall be construed to impose any other or greater liability upon either the Lessor or the Lessee than would have existed in the absence of this paragraph.

     16. CONDEMNATION OF PREMISES: In the event that the whole of the Premises shall be condemned or taken in any manner for any public or any quasi-public use, this lease shall terminate as of the date of vesting of title. In the event that a portion of the Premises is condemned or taken by eminent domain proceedings so as to render the Premises substantially unusable, then in such event, Lessee shall have the right to cancel and terminate this agreement as of the date of such taking upon giving to Lessor notice in writing of such election within thirty (30) days after the receipt by Lessee from Lessor of written notice of such appropriation or taking. In the event that only a part of the Premises shall be so condemned or taken and such taking shall not render the Premises substantially unusable, then, effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated and this lease shall continue as to such part not so taken. In the event that only a part of the Building shall be so condemned or taken, then if substantial structural alteration or reconstruction of the Building shall, in the reasonable opinion of Lessor be necessary or appropriate as a result of such condemnation or taking, Lessor may, at its option, terminate this lease and the term herein granted as of the date of such vesting of title by notifying Lessee in writing within sixty (60) days following the vesting of title. Any termination hereunder shall be without prejudice to the rights of either the Lessor or the Lessee to recover compensation from such public authority for any loss or damages caused by such taking. Neither Lessor nor Lessee shall have any right in or to any award made to the other by such public authority; provided, however, to the extent that Lessee is not allowed by local law to make a recovery against such public authority, Lessor shall receive such condemnation award and Lessee hereby expressly assigns to Lessor any and all right, title and interest in and to such award.

     17.  PAYMENT OF TAXES:   During the term of this Lease and any
extension or renewal thereof, the Lessee shall pay, prior to delinquency, directly to the taxing authority, as additional rent hereunder, all real estate taxes and special assessments becoming due and payable during each year with respect to the Premises. Upon receipt of a tax statement from the taxing authority, Lessor shall forward such payment to Lessee for payment. Lessee shall provide Lessor proof of payment of all such taxes and assessments, prior to dates on which such payments would otherwise become delinquent. If this Lease or any extension or renewal thereof shall terminate on a date other than the last day of the calendar year, then such tax payment shall be prorated for that portion of the calendar year which shall have elapsed up to and including such termination date.

     18. DEFAULT, BANKRUPTCY, ETC: Should a petition in bankruptcy be filed by the Lessee, whether for reorganization, rehabilitation or otherwise, or should the Lessee be adjudged bankrupt or insolvent by any court, or should a trustee or receiver in bankruptcy or a receiver of any property of the Lessee be appointed in any suit or proceeding by or against the Lessee, this Lease shall automatically terminate unless the Lessor shall waive such termination provision in writing delivered to the Lessee within thirty days after the date when Lessor has received notice of such occurrence. Should default be made by the Lessee in the payment of rental herein reserved, or any part thereof or any other payments provided herein to be made, when and as herein provided, or should Lessee make default in performing, fulfilling, keeping or observing any of the Lessee's other covenants, conditions, provisions or agreements herein contained, or should the Premises become vacant or abandoned, or should this Lease by operation of law pass to any person other than the Lessee, or should the leasehold interest be levied upon under execution, and should any of such conditions/defaults continue for fifteen (15) days after Lessor gives Lessee written notice of such conditions/defaults and request that the same be cured, then and in such event, the Lessor may, if the Lessor so desires, after such demand and notice to the Lessee declare this Lease terminated and reenter the Premises without further notice or demand and hold and enjoy the same thenceforth as if this Lease had not been made, without prejudice, however, to any right of action or remedy of the Lessor in respect to any breach by the Lessee of any of the covenants herein contained, including, but not limited to, all of those remedies set forth hereinafter. Also in such event, whether or not Lessor has elected to terminate this Lease as provided herein, the Lessor shall nevertheless have and is hereby given the right to reenter the Premises, with or without legal process, and to remove the Lessee's signs and all property and effects of the Lessee or others, and if the Lessor so desires, to relet the Premises or any part thereof upon such terms, to such person or persons and for such period or periods as may seem proper to the Lessor. In case of such reletting, the Lessee shall be liable to the Lessor for the difference between the rents and payments herein reserved and agreed upon for the residue of the entire stipulated term of this Lease and the net rent for such residue of the term realized by the Lessor by such reletting, such net rent to be determined by deducting from the entire rent received by Lessor from such reletting the expenses of recovering possession, reletting, altering and repairing the Premises and collecting rent therefrom; and the Lessee hereby agrees to pay such deficiency each month as the same may accrue, the Lessee to pay to the Lessor, within five (5) days after the expiration of each month during such residue of the term, the difference between the rent and payment for said month as fixed by this Lease and the net amount realized by the Lessor from the Premises during said month. At Lessor's option, and at any time after the occurrence of an event of default as hereinbefore specified and a failure to timely cure, whether or not the Lessor has collected any additional rentals or monthly deficiencies after the occurrence of such event of default, and whether or not the Lessor has elected to terminate this Lease, the Lessor shall be entitled to recover from the Lessee, and the Lessee shall pay to the Lessor, on demand, as and for liquidated and agreed to final damages for the Lessee's default, an amount equal to the difference between the rent and additional rent reserved hereunder for the unexpired portion of the Lease term and the then fair and reasonable rental value of the leased property for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the leased property for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the Premises or any part thereof is relet by the Lessor for the unexpired term of this Lease, or any part thereof, in an arms length transaction, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part of the whole of the leased Premises so relet during the term of the reletting period.

     In the event Lessor makes default in performing, fulfilling, keeping or observing any of Lessor's covenants, conditions, provisions or agreements herein contained and such default continues for fifteen (15) days after Lessee gives Lessor written notice of such default and requests that the same be cured, then Lessee may resort to any and all legal remedies or combination of remedies which Lessee may desire to assert including but not limited to one or more of the following: (a) contract to have a third party perform such covenant, condition, provision or agreement that is in need of performance and charge to Lessor any cost that Lessee incurs with respect thereto (such charge may be in the form of a deduction from rental payments), and/or (b) terminate this Lease, whereupon any advance rent payments shall be immediately refunded (subject to reduction by Lessor for any physical damages caused by Lessee to the Premises) and Lessee shall be relieved of all further obligations and responsibilities with respect hereto (including without limitation Lessee's obligations to pay any additional rent), and/or (c) require Lessor to correct any failure by specific performance, and/or (d) bring an action against Lessor for damages, and/or
(e) obtain an abatement in Lessee's rent (commensurate with the value of loss occasioned by the default) from the first date of such failure or default by Lessor.

     19. REMEDIES REGARDING ADDITIONAL PAYMENTS: All taxes, insurance premiums, costs and expenses which the Lessee assumes or agrees to pay hereunder shall constitute contractual obligations of Lessee hereunder, and in the event of nonpayment the Lessor shall have all of the rights and remedies herein provided for in the case of nonpayment of rent or breach of condition, and may consolidate such obligations or pursue remedies individually.

     20. SIGNS AND OTHER IDENTIFICATION: Lessee shall not place or erect any signs or identifying marks, insignia or advertising on or about the Premises or the Building except in conformity with local sign ordinances, and upon the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed. Any sign or identification shall be at Lessee's expense. In the event Lessee shall place or caused to be placed any sign, identifying marks, trade mark, insignia or advertising on or about the Premises or the Building and if the same do not comply with the terms and provisions of this Paragraph, Lessor shall have the right and power to remove the same at Lessee's expense. Any damage caused to the Premises or the Building as a result of the installation of such non-conforming item, or the subsequent removal thereof by Lessor, shall be the responsibility and obligation of Lessee and Lessee shall immediately reimburse Lessor in an amount sufficient to repair such damage.

     21. SUBORDINATION AND CONSENT: Upon Lessor's request, Lessee shall make a limited subordination of Lessee's rights hereunder to the lien of any mortgage, deed of trust, or other security document which is a lien against the Premises; provided, however, that Lessee's obligation to provide such limited subordination shall be conditioned upon and subject to Lessee receiving an agreement in proper form for recording from such security interest holder (hereafter the "holder"), for said holder and its successors and assigns, whereby said holder agrees that in the event of a default under such mortgage, deed of trust, or other security document, for so long as Lessee shall not have failed to timely cure a default hereunder as would permit Lessor to terminate this Lease: (a) such holder (and its successors and assigns) shall not cut off or terminate this Lease (including without limitation any of the extended terms herein provided), and (b) the holder (and its successors and assigns) shall not disturb Lessee in its possession or use of the Premises, and (c) despite such mortgage, deed of trust, or other security document, and any default by Lessor and/or liquidation or foreclosure thereunder, this Lease and Lessee's rights and occupancy hereunder shall continue in full force and effect and shall be unimpaired and unaffected, and therefore not terminated, modified, diminished, or disturbed in any way whatsoever by any reason thereof. Lessee agrees that upon Lessor's request the said limited subordination shall also provide that for so long as Lessor shall not have failed to timely cure a default hereunder, then upon the holder obtaining the rights of Lessor hereunder the Lessee shall attorn to the holder and the holder shall be obligated to Lessee hereunder.

     22. SURRENDER INVALID UNLESS WRITTEN: No surrender of the Premises for the remainder of the term hereunder shall be binding upon the Lessor unless accepted by the Lessor in writing. Without limiting the generality of the foregoing, it is agreed that the receipt or acceptance of the keys to the Premises by the Lessor shall not constitute an acceptance of a surrender of the Premises.

     23. HOLDING OVER: If the Lessee shall remain in possession of the Premises after the expiration of the term of this lease, such possession shall be as a month-to-month tenant only. During such month-to-month tenancy, unless otherwise agreed in writing by Lessor, rent shall be payable at one and one-half times the rate as that in effect during the last month of the preceding term, and the provisions of this Lease shall otherwise be applicable.

     24. WAIVER: One or more waivers of any provision of this lease by either party shall not be construed as a waiver of a subsequent breach of the same provision, and either party's consent or approval to or of any act by the other requiring such consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent similar act by the other.

     25. NOTICES: Any and all notices or demands required or permitted to be given hereunder shall be deemed to be property served if hand delivered, or if sent by registered or certified mail, postage prepaid, or by facsimile with transmission confirmed, addressed or sent to the Lessor at

                         DONALD W. LINSCOTT
                         5101 Central Park Drive
                         Lincoln, Nebraska 68504
                         FAX  402-467-5101

or addressed to the Lessee at

                         LINCOLN SNACKS COMPANY, a Delaware corporation
                         Attention:  Kristine Crabs, VP and C.F.O.
                         4 High Ridge Park
                         Stamford, CT 06905
                         FAX  203-329-4555

or at such other address or addresses as either party may hereafter designate in writing to the other. Any notice or demand so mailed shall be effective for all purposes at the time of deposit thereof in the United State mail, or at the time of facsimile confirmation.

     26. DISCLOSURE: Lessee is hereby notified that the Lessor herein holds a Nebraska Real Estate license.

     27. NO OTHER AGREEMENTS: This lease and the Real Estate Purchase Agreement for the Property executed in connection herewith contain the entire understanding and agreement of the parties, and supersede all prior understandings and agreements.

     28.  MODIFICATIONS:

     28.1 Modifications to Lease. This Lease cannot be revised, adjusted or modified unless in writing signed by both parties. If the completion of construction is delayed by general strikes, then, and in such event, the time of completion of construction and the Commencement Date of the Lease shall be extended for an additional period equal to the amount of time lost due to such delay. Lessor shall at the time of such delay, if any, notify Lessee in writing the amount of additional time necessary in which to complete construction. All other causes for delay are at Lessor's risk.

     28.2 Modifications or Alterations to Premises.   After the
     Commencement Date, Lessee may, at Lessee's own cost and expense, make reasonable modifications or alterations to the interior or exterior of the Premises, after having first obtained the consent of Lessor, which consent shall not be unreasonably withheld.

     29. INDEMNIFICATION: Lessee shall indemnify, defend, and hold harmless, Lessor at Lessee's expense, against all claims, expenses and liabilities, including but not limited to reasonable attorneys' fees incurred in successfully pursuing any of Lessor's legal remedies hereunder or in defending himself in legal proceedings of any kind, arising from (a) failure of Lessee to perform any covenant required to be performed by Lessee hereunder; (b) any accident, injury or damage which shall happen in or about the Premises on or after the Commencement Date and is caused by Lessee; and
(c) any negligent act or omission or willful misconduct by Lessee, or its agents, contractors, employees or licensees.

     Lessor shall indemnify, defend, and hold harmless, Lessee at Lessor's expense, against all claims, expenses and liabilities, including but not limited to reasonable attorneys' fees incurred in successfully pursuing any of Lessee's legal remedies hereunder or in defending itself in legal proceedings of any kind, arising from (a) failure of Lessor to perform any covenant required to be performed by Lessor hereunder; (b) any accident, injury or damage which shall happen in or about the Premises on or after the Commencement Date and is caused by Lessor; and (c) any negligent act or omission or willful misconduct by Lessor, or his agents, contractors, employees or licensees.

     30. EXPLANATORY PROVISIONS: The provisions of this lease shall be binding upon, inure to the benefit of and apply to the respective heirs, executors, administrators, successors and assigns of the parties hereto. The masculine pronoun, wherever used, shall include the feminine and neuter, and the singular shall include the plural. Headings are given to the paragraphs of this lease solely as a convenience to facilitate reference and shall not be deemed material or relevant to the construction of the lease or any provision thereof.

     31. EXHIBITS: All Exhibits attached to this Lease are incorporated in this Lease by reference.

     32. CONTINGENCY: This Lease is expressly contingent upon the Lessor closing on or before October 10, 1996: (i) on the purchase of Lot 3, Block 3, Lincoln Industrial Park South, Lincoln, Nebraska, and (ii) on the purchase of Lots 1 and 2, Block 3, Lincoln Industrial Park South, Lincoln, Nebraska.

     33. QUIET ENJOYMENT: Except as otherwise provided herein, for so long as Lessee has not failed to timely cure a default hereunder as would permit Lessor to terminate this Lease, then during the term hereof Lessee may peaceably and quietly enjoy the leased property without any disturbance from the Lessor, or any other person claiming through or under the Lessor.

     34. MEMORANDUM OF LEASE. Lessor and Lessee agree that a Memorandum of Lease may be filed by either of them with the Lancaster County Register of Deeds. Lessor and Lessee each agree to sign a Memorandum of Lease if requested to do so by the other.

     35.  RENEWAL OPTIONS.

     35.1 Years 11-15. Provided that there is no uncured default then existing under the terms and conditions of this Lease, Lessee shall have the option to extend the original term of this Lease for an additional five (5) years from the expiration of the original term, with such extended term (the "11-15 Year Term") to be subject to the same conditions and provisions as set forth herein, except as to rent. If Lessee desires to exercise this option it shall give Lessor written notice of such intention at least one hundred eighty (180) days prior to the termination of the original ten (10)-year term. If no such notice is given, then this Lease shall expire upon the expiration of the original ten (10)-Year Term, unless sooner terminated in accordance with the provisions herein. The monthly rent for each of the months during the 11-15 Year Term shall be in an amount equal to Twenty Thousand and 00/100 Dollars ($20,000.00) times a fraction, the numerator of which is the Cost of Living Index for the last month of the original ten (10)-year term, and the denominator of which is the Cost of Living Index for the first month of the original ten (10)-Year Term. For purposes of this Lease, the term "Cost of Living Index" shall mean that index shown in the Consumer Price Index as the U.S. City Average for all Urban Consumers published by the Bureau of Labor Statistics, United States Department of Labor.

     35.2 Years 16-20. Provided the option described in Section 35.1 was exercised and that there is no uncured default then existing under the terms and conditions of this Lease, Lessee shall have the option to further extend the term of this Lease for an additional five (5) years from the expiration of the 11-15 Year Term, with such extended term (the "16-20 Year Term") to be subject to the same conditions and provisions as set forth herein, except as to rent. If Lessee desires to exercise this option it shall give Lessor written notice of such intention at least one hundred eighty (180) days prior to the termination of the 11-15 Year Term. If no such notice is given, then this Lease shall expire upon the expiration of the 11-15 Year Term, unless sooner terminated in accordance with the provisions herein.
     The monthly rent for each of the months during the 16-20 Year Term shall be in an amount equal to Twenty Thousand and 00/100 Dollars ($20,000.00) times a fraction, the numerator of which is the Cost of Living Index for the last month of the 11-15 Year Term, and the denominator of which is the Cost of Living Index for the first month of the original ten (10) Year Term.

     36. DISCLOSURE. Lessee is hereby notified that Lessor holds a Nebraska Real Estate License. Lessor also conducts real estate business in the name of Lin-Keo Investment Co., L.L.C. ("Lin-Keo"), a Nebraska limited liability company having the following two members: Lessor and Michelle E. Keogh, who also holds a Nebraska Real Estate License. Subject to the terms herein, Lin-Keo may acquire an interest in the property that is the subject of this Lease, or in this Lease.

     37. PRORATIONS. To the extent Lessee is responsible to make payment hereunder with respect to any expense which is typically billed with respect to the entire Property (i.e., real estate taxes, insurance, non-separately metered utilities, mowing, snow removal, etc.), then Lessee's share of such expense shall be 57.4% (50,000/87,040) of the total cost and the balance at 42.6% shall be paid by Lessor or Lessor's other tenant at the Property.


IN WITNESS WHEREOF, the parties hereto have executed this lease on the dates set forth below.


LESSOR

/s/ Donald W. Linscott                         Date:     10/10/96
DONALD W. LINSCOTT


Witness:/s/ Christie Schwartzhopf Schroff      Date:     10/10/96


LESSEE
LINCOLN SNACKS COMPANY, a Delaware corporation

By:  /s/ Richard S. Kirk, Jr.                  Date:     10/10/96

     Its  Executive Vice President and Chief Operating Officer


and By:/s/ Kristine A. Crabs                   Date:     10/10/96

     Its  Chief Financial Officer

                        ADDENDUM TO LEASE

     THIS ADDENDUM, made and entered into this ________ day of
____________________,1997, is to that certain Lease dated        , 1996  by
and between DONALD W. LINSCOTT, hereinafter called "Lessor", and LINCOLN SNACKS COMPANY, a Delaware corporation, hereinafter called "Lessee". Capitalized terms in the Lease shall have the same meanings herein. When fully executed, this Addendum shall form a part of the Lease.

     The parties agree as follows.

     1. CONDITION OF PREMISES; ACCEPTANCE BY LESSEE: The Lessee has examined the Premises and is satisfied with the physical condition thereof, including its fitness for Lessee's intended purpose, except as noted on the attached Exhibit 1. Lessee's taking possession of the Premises upon completion of construction and at the Commencement Date shall be conclusive evidence, together with this Addendum, of its receipt thereof in good and satisfactory order and repair, except as noted on the attached Exhibit 1. Lessee acknowledges that no representation as to the condition or repair of the Premises has been made by or on behalf of the Lessor, except as noted on the attached Exhibit 1, and likewise acknowledges that no agreement or promise to decorate, alter, repair or improve the Premises including all equipment and appurtenances, either before or after the execution hereof, has been made by or on behalf of the Lessor, except as noted on the attached
Exhibit 1. The occupancy by Lessee of the leased Premises shall constitute an acknowledgment by Lessee that the leased Premises are in the condition called for by the Lease and that Lessor has performed all of the Lessor's work with respect thereto and that all construction and/or remodeling required in accordance with the terms of the Lease have been fully and satisfactorily completed in accordance with the terms thereof except as noted on the attached Exhibit 1.

     2. CONTRACTOR'S ONE-YEAR WARRANTY FOR WORKMANSHIP: Lessor's general contractor, Sampson Construction Co., Inc. makes a one-year warranty for workmanship on its work in connection with construction of the Improvements. Lessor agrees to pass through to Lessee the benefits of such warranty to the extent and for the duration of the warranty.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the dates set forth below.

LESSOR

                                        Date:
DONALD W. LINSCOTT

Witness:                                Date:


LESSEE
LINCOLN SNACKS COMPANY, a Delaware corporation

By:                                     Date:
                    ,

Attest:                                 Date:

                        LIST OF EXHIBITS

Exhibit A           Site Plan showing Premises

                    Description:   Site Plan of premises showing 50,000
                    square feet of space in the to-be-constructed commercial building comprising an estimated 87,040 square feet, plus the surrounding area as all shown to be located upon Lots 1 and 2, Block 3, Lincoln Industrial Park South, Lincoln, Lancaster County, Nebraska.


Exhibit B           Map of Lincoln Industrial Park South

                    Description:   Map of Lincoln Industrial Park South.


Exhibit C           Plans

                    Special conditions as listed on next page.


Exhibit D           Specifications

                    Description:   General specifications of floor plan.

                     LINCOLN SNACK WAREHOUSE
                         October 4, 1996
                            EXHIBIT C

SPECIAL CONDITIONS INCLUDED:

1.   Building sets at elevation 1216.5 FFE.

2.   Dock high south wall.

3.   Pre-engineered metal building structure.

4.   Paving at south for truck access.

5.   Landscaping and lawn irrigation.

6.   Six inch (6") concrete slab-on-grade with rebar.

7.   Exit doors per code.

8.   Four (4) entry doors.

9.   Drywall demising wall at 50,000 S.F. mark.

10.  Restroom and office in 50,000 S.F. area.

11.  Six (6) dock levelors.

12.  Semi-rigid epoxy floor joints.

13. Water and fire services to building, sewer and storm water service to building.

14.  Direct-fixed, rooftop units with air conditioning for 50,000 S.F.
     area.

15.  Infra-red heater at docks.

16.  Three-phase electric service.

17.  High-pressure sodium warehouse lighting.

18.  Exit lights per code.

19.  Convenience outlets.

20.  Fire sprinkler system for Product Mfg. By Lincoln Snack.

21.  Connector Link to existing building.

                  FIRE LANE AND ACCESS EASEMENT

     THIS AGREEMENT is made effective the 10th day of October, 1996 by and between LINCOLN SNACKS COMPANY, a Delaware corporation ("Grantor"), and DONALD W. LINSCOTT ("Grantee").

                            RECITALS

     WHEREAS, Grantor is the owner of the following described property ("Subject Property"):

          Lot 8, Block 5, Lincoln Industrial Park, Lincoln,
          Lancaster County, Nebraska

     WHEREAS, Grantee is the owner of adjoining property, having purchased such property from Grantor on the effective date hereof, described as:

          Lots 1 and 2, Block 3, Lincoln Industrial Park
          South, Lincoln, Lancaster County, Nebraska
          ("Warehouse Property")

     WHEREAS, Grantee intends to construct on Grantee's property a warehouse ("Building"), a portion of which will be leased back to Grantor, that will be set back 20' from the north property line of the Warehouse Property;

     WHEREAS, a 60' wide lane is required by City of Lincoln building codes for emergency/fire access on the north side of the Building; and Grantor has agreed to grant an easement for that purpose;

     NOW, THEREFORE, in consideration of and incorporating the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree:

                              TERMS

     1. Grant of Easement. Grantor hereby grants to Grantee a perpetual access easement over the south 40' of the Subject Property, as shown on Exhibit "A", attached hereto and incorporated herein by this reference. No above-ground structure shall be constructed on the property reserved for such easement. In addition to providing access to the Warehouse Property, such property may be used by emergency personnel and vehicles in the event of a fire or other emergency.

     2. Maintenance. The property that is the subject of the easement granted herein shall be maintained at the expense of Grantor.

     3. Binding Effect. This Easement shall run with the land and shall be binding upon the parties' heirs, successors and assigns.


GRANTEE:                       GRANTOR:

DONALD W. LINSCOTT             LINCOLN SNACKS COMPANY,
                               a Delaware corporation

/s/ Donald W. Linscott         By: /s/ Richard S. Kirk, Jr.
Donald W. Linscott             Richard S. Kirk, Jr.


STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )


         The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Donald W. Linscott.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98


STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )

       The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Richard S. Kirk, Jr., the Executive Vice President and Chief Operating Officer of LINCOLN SNACKS COMPANY, a Delaware corporation, on behalf of the corporation.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98

FIRE LANE AND ACCESS EASEMENT EXHIBITS:

Description Exhibit A:   Emergency Fire Access Easement over the South
                         Forty and No Tenths (40.0) feet of Lot 8, Block
                         5, Lincoln Industrial Park.

                         ACCESS EASEMENT

     THIS AGREEMENT is made effective the 10th day of October, 1996 by and between LINCOLN SNACKS COMPANY, a Delaware corporation ("Grantor"), and DONALD W. LINSCOTT ("Grantee").

                            RECITALS

     WHEREAS, Grantor is the owner of the following described property ("Subject Property"):

          Lot 8, Block 5, Lincoln Industrial Park, Lincoln,
          Lancaster County, Nebraska

     WHEREAS, Grantee is the owner of adjoining property, having purchased such property from Grantor on the effective date hereof, described as:

          Lots 1 and 2, Block 3, Lincoln Industrial Park
          South, Lincoln, Lancaster County, Nebraska
          ("Warehouse Property")

     WHEREAS, Grantee intends to construct on Grantee's property a warehouse ("Building"), a portion of which will be leased back to Grantor, that will be set back 20' from the north property line of the Warehouse Property;

     WHEREAS, depending upon the future uses of the Building, additional parking may be needed on the north side of the Building, to which access will be necessary over and across the Subject Property and Grantor has agreed to grant an easement for that purpose;

     NOW, THEREFORE, in consideration of and incorporating the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree:

                              TERMS

     1. Grant of Easement. Grantor hereby grants to Grantee a perpetual common access easement, for the benefit of the Warehouse Property, over and across the cross-hatched area on the Subject Property, as shown on Exhibit "A", attached hereto and incorporated herein by this reference. It is the intent and purpose of this easement to provide access to any future parking areas along the north side of the Building on the Warehouse Property. Such parking shall be for the use of all motor vehicles, but shall not be used for parking semi-trailers.

     2. Maintenance. The property that is the subject of the easement granted herein shall be maintained at the expense of Grantor.

     3. Binding Effect. This Easement shall run with the land and shall be binding upon the parties' heirs, successors and assigns.


GRANTEE:                           GRANTOR:

DONALD W. LINSCOTT                 LINCOLN SNACKS COMPANY,
                                   a Delaware corporation

/s/ Donald W. Linscott             By: /s/ Richard S. Kirk, Jr.
Donald W. Linscott                 Richard S. Kirk, Jr.


STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )


         The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Donald W. Linscott.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98


STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )

       The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Richard S. Kirk, Jr., the Executive Vice President and Chief Operating Officer of LINCOLN SNACKS COMPANY, a Delaware corporation, on behalf of the corporation.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98

ACCESS EASEMENT EXHIBITS:

Description Exhibit A:   DESCRIPTION of a Common Access Easement for
                         Ingress and Egress on a part of Lot 8, Block 5,
                         Lincoln Industrial Park, more particularly described as follows:

                         Referring to the Southwest corner of said Lot 8, thence in a Northerly direction along the West line of said Lot 8, a distance of Eighty-Nine and No Tenths (89.0) feet. Thence in an Easterly direction parallel to the South line of said Lot 8, a distance of One Hundred and No Tenths (100.0) feet. Thence in a Southerly direction, parallel to the West line of said Lot 8, a distance of Forty-Nine and No Tenths (49.0) feet. Thence in an Easterly direction, parallel to the South line of said Lot 8, a distance of Three Hundred Thirty and No Tenths (330.0) feet.
                         Thence in a Southerly direction, parallel to the West line of said Lot 8, a distance of Forty and No Tenths (40.0) feet to a point on the South line of said Lot 8. Thence in a Westerly direction along the South line of said Lot 8, a distance of Four Hundred Thirty and No Tenths (430.0) feet to the Point of Beginning.

               DECLARATION OF RECIPROCAL EASEMENTS

     THIS DECLARATION OF RECIPROCAL EASEMENTS is made effective the 10th day of October, 1996 by DONALD W. LINSCOTT ("Declarant").

                            RECITALS

     WHEREAS, Declarant has on the effective date hereof, purchased the following described property ("Subject Property"):

          Lots 1, 2, and 3, Block 3, Lincoln Industrial Park
          South, Lincoln, Lancaster County, Nebraska

     WHEREAS, Declarant intends to begin construction immediately of a warehouse ("First Building") on Lots 1 and 2, and Declarant intends to construct a commercial building on Lot 3 in the future ("Second Building"), all as shown on Exhibit "A" attached hereto and incorporated herein by this reference;

     WHEREAS, Declarant desires by this Declaration to assure access to both the First Building and the Second Building, and to assure sufficient space for large trucks to dock and turn in the area located between the First Building and the Second Building;

     NOW, THEREFORE, in consideration of and incorporating the foregoing Recitals, Declarant hereby grants the easements described herein.

                              TERMS

     1. Grant of Easement. Declarant hereby grants and creates a perpetual and reciprocal common access easement to and from South 19th Street, for the benefit of the owners and occupants of the Subject Property from time to time, located on the N. 35' of the South 62.5' of Lot 2 of the Subject Property, as shown on Exhibit "B" attached hereto and incorporated herein by this reference ("Easement Area"). It is the intent and purpose of this easement to provide for vehicular access both to and from South 19th Street, and over and across the Easement Area for commercial purposes associated with the First Building and the Second Building.

     2. Maintenance. The property that is the subject of the easement granted herein shall be maintained at the expense of the owner of Lot 2 of the Subject Property, who may, at such owner's option, allocate and assess such maintenance costs to the respective owners of the Lots comprising the Subject Property.

     3. Binding Effect. This Easement shall run with the land and shall be binding upon the parties' heirs, successors and assigns.



DECLARANT:

DONALD W. LINSCOTT

/s/ Donald W. Linscott
Donald W. Linscott



STATE OF NEBRASKA        )
                         )  ss
COUNTY OF LANCASTER      )


         The foregoing instrument was acknowledged before me this 10th day of October, 1996 by Donald W. Linscott.


                                   /s/ Jolanda J. Junge
                                   Notary Public
                                   My Commission Expires: 8/11/98

DECLARATION OF RECIPROCAL EASEMENTS EXHIBITS:

Description Exhibit A:     To-be-constructed warehouse ("First Building") on
                           Lots 1 and 2, and to-be-constructed commercial building on Lot 3 ("Second Building") as shown.

Description Exhibit B:     Common Access Easement over the North Thirty-Five
                           and No Tenths (35.0) feet of the South Sixty-Two and Five Tenths (62.5) feet of Lot 2, Block 3,
                           Lincoln Industrial Park South.